UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2021

PMV Consumer Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39534	84-5174573
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

249 Royal Palm Way, Suite 503
Palm Beach, FL	33480
(Address of principal executive offices)	(Zip Code)

(561) 318-3766
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	PMVC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	PMVC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PMVC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 10, 2021, the audit committee of the board of directors (the “Audit Committee”) and management of PMV Consumer Acquisition Corp. (the “Company”) concluded that the audited financial statements for the fiscal year ended December 31, 2020 (the “Restatement Period”), which were issued in the Company’s previously filed Annual Report on Form 10-K (the “2020 Annual Report”) for such period, should no longer be relied upon.

On April 12, 2021, the staff of the SEC (the “SEC Staff”) issued a public statement (the “SEC Staff Statement”) entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”).” In the SEC Staff Statement, the SEC Staff expressed its view that certain terms and conditions common to warrants issued by SPACs such as the Company may require the warrants to be classified as liabilities on the SPAC’s balance sheet, as opposed to equity.

Since the date of their issuance in connection with the Company’s initial public offering in September 2020, the Company’s public warrants and private placement warrants have been reflected as a component of equity, as opposed to liabilities, on the balance sheet. After considering the SEC Staff Statement and discussion, evaluation and consultation with the Company’s independent accounts WithumSmith+Brown (Withum), the Audit Committee concluded that the Company’s audited financial statements for the Restatement Period should be restated and that the Company’s warrants should be classified as liabilities measured at fair value upon issuance, with subsequent changes in fair value reported in the statement of operations for the Restatement Period.

While the Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Withum, and Withum was provided with a copy of the disclosures made herein and was given the opportunity to review these disclosures, the registrant was not advised by Withum that the foregoing actions or this disclosure should be taken. The Audit Committee took this action based on its interpretation of the SEC Staff Statement.

The Company will, as soon as practicable, restate the audited financial statements previously filed in the 2020 Annual Report to give effect to the foregoing guidance and will file such restatement with the Securities and Exchange Commission on Form 10K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2021

PMV CONSUMER ACQUISITION CORP.

By:	/s/ John N. Givissis
	Name:	John N. Givissis
	Title:	Chief Accounting Officer

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